Exhibit 10.1


                                   AGREEMENT
                                   ---------

THIS AGREEMENT (this "Agreement") is entered into the 29th of October 2010, between Barclay Lyons, LLC ("Lender") and PureSpectrum, Inc., a Delaware corporation ("PureSpectrum" or the "Company"), and The EP Group, Inc., War Chest Capital Multi-Strategy Fund, LLC ("Creditors") and Gregory Clements, Chief Executive Officer of Purespectrum ("Clements").

                                  WITNESSETH:

     WHEREAS, PureSpectrum and Clements, acknowledge that PureSpectrum is indebted to Lender and Creditors in the principal amounts (plus accrued interest) set forth at Exhibit A attached hereto, pursuant to numerous Secured Convertible Promissory Notes (the "Notes");
     WHEREAS, the Notes are due and payable on demand by their respective holders;
     WHEREAS, Lender and Creditors have demanded payment of the Notes and PureSpectrum has acknowledged that it is unable to pay the principal and interest of the Notes at this time;
     WHEREAS, PureSpectrum has requested that Lender and Creditors forebear foreclosure and collection of proceeds from the sale of any inventory for the Six (6) month period that began on August 25, 2010 and ends February 25, 2011 (the "Period");
     WHEREAS, Lender is willing to forebear foreclosure and collection of proceeds of the sale of inventory for the Period in consideration for the issuance of Two Million (2,000,000) shares of Series B Preferred Stock of the Company and amendment of all promissory notes to convertible promissory notes; and
     WHEREAS, Creditors will forbear foreclosure and collection on the sale of inventory for the Period provided that the Company modifies the Creditors' outstanding debt contracts to provide more favorable terms for the Creditors by December 20, 2010 including amending all promissory notes to convertible promissory notes.

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

     1. PureSpectrum and Greg Clements acknowledge that PureSpectrum is in default of the Notes and have requested that Lender and Creditors agree to forebear foreclosure and collection of proceeds of the sale of inventory for the Period.

     2. Lender and Creditors are willing to forbear their right to foreclose and collect the proceeds from the sale of inventory for the Period upon the following conditions:

          a. The Company shall assign to Lender Two Million (2,000,000) shares of PureSpectrum Series B Preferred Stock.

          b. Upon receipt of this executed Agreement, PureSpectrum shall immediately instruct its stock transfer agent to issue the Series B Preferred Stock to Lender.

          c. PureSpectrum will modify all existing debt contracts to provide more favorable terms for the Creditors by December 20, 2010.

     3. The Parties agree that all rights and obligations of the Notes remain in full force and effect and execution of this Agreement in no way alters the secured interests of the Lender and the Creditors. All amounts of principal and interest are still due and owing and interest will continue to accrue on the Notes.

This Agreement may be executed in one or more counterparts, and when each of the undersigned has executed at least one counterpart, the agreement shall be deemed adopted and in full force and effect as of the date first listed above.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the undersigned have executed this agreement to be effective the date first listed above.


THE COMPANY:                                 CREDITORS:

--------------------------------------------------------------------------------
PureSpectrum, Inc.                           The EP Group, Inc.


By:  /s/Gregory Clements                     By:  /s/ Evan Prizer
   ---------------------                        -----------------
Gregory  Clements                            Evan  Prizer
Chief  Executive  Officer
--------------------------------------------------------------------------------

LENDER:

--------------------------------------------------------------------------------

Barclay  Lyons  LLC                   War Chest Capital Multi-Strategy Fund, LLC

                                      By: War Chest Capital Partners, LLC
By:  /s/Todd Violette                 Managing  Member
   ------------------
Todd  Violette
Managing  Director
                                      By:  /s/Howard Blum
                                         ----------------
                                      Howard  Blum,  Managing  Member
--------------------------------------------------------------------------------

Greyhawk  Equities,  LLC


By:  /s/Dan Garber
   ---------------
Dan  Garber
Managing  Member

                                   Exhibit A
                    Amount of Debts for Lender and Creditors

--------------------------------------------------------------------------------
Lender/Creditor                              Total Principal Amount of Debt (not
                                             including interest)
--------------------------------------------------------------------------------
Barclay Lyons, LLC                           $280,000
--------------------------------------------------------------------------------
The EP Group, Inc.                           $275,000
--------------------------------------------------------------------------------
War Chest Capital Multi-Strategy Fund, LLC   $175,000
--------------------------------------------------------------------------------
Greyhawk Equities, LLC                       $75,000
--------------------------------------------------------------------------------